UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
DECEMBER 16, 1999









                        BACH-HAUSER, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-26953                   88-0390697
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

3675 Pecos-McLeod, Suite 1400, Las Vegas, NV 89121
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-
2500



ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On December 16, 1999, the Company accepted the resignation of David Christensen as a member of the board of directors and as an officer of the Company, effective immediately. Ms. Fern Hill was appointed to fill the vacancy left by Mr. Christensen's resignation.

On December 16, 1999 the Company also accepted the resignation of Mr. Bobby Combs as a member of the board of directors and as an officer of the Company, effective immediately. Mr. Peter L.
Preston  was  appointed to fill the vacancy  left  by  Mr.  Bobby
Combs.

On December 16, 1999, the Company accepted the resignation of Mr. Douglas Ansell as a member of the board of directors and as an officer of the Company, effective immediately. The remaining board members did not immediately fill the vacancy left by Mr. Ansell.

On December 16, 1999, Mr. Preston was appointed as President of the Company and Ms. Fern Hill was appointed as the Secretary and Treasurer.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Bach-Hauser, Inc.



                           By: /s/ Peter L. Preston
                              Peter L. Preston, President



                           Date: June 22, 2000